EXHIBIT 10.2
                                                                    ------------

                   AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT

         THIS AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT (this "Amendment") is made and entered into as of July 29, 2004, by and among Accessity Corp., a New York corporation ("Accessity"); Pacific Ethanol, Inc., a California corporation ("PEI"); Kinergy Marketing, LLC, an Oregon limited liability company ("Kinergy"); Reenergy, LLC, a California limited liability company ("Reenergy," and together with PEI and Kinergy, the "Acquired Companies"); each of the shareholders of PEI identified on the signature pages hereof (collectively, the "PEI Shareholders"); each of the holders of options or warrants to acquire shares of common stock of PEI identified on the signature pages hereof (collectively, the "PEI Warrantholders"); each of the limited liability company members of Kinergy identified on the signature pages hereof (collectively, the "Kinergy Members"); each of the limited liability company members of Reenergy identified on the signature pages hereof (collectively, the "Reenergy Members").

         WHEREAS, Accessity, PEI, Kinergy, and Reenergy have executed a Share Exchange Agreement dated as of May 14, 2004 (the "Exchange Agreement"); and

         WHEREAS, Accessity, PEI, Kinergy and Reenergy desire to amend certain provisions of the Share Exchange Agreement.

         NOW THEREFORE, in consideration of the foregoing premises and the respective promises and agreements of the parties set forth herein, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Exchange Agreement.

         2. AMENDMENTS.

         (a) Section 2.5 of the Exchange Agreement is hereby amended by deleting in its entirety the next-to-last sentence of said Section 2.5 which reads: "The parties shall not take a position on any tax return inconsistent with this
Section 2.5." and inserting in its place the following new next-to-last sentence of Section 2.5 which shall read in its entirety as follows:

         "The parties shall not take a position on any tax return inconsistent with this Section 2.5 and shall not take any action or omit to take any action which will or which could reasonably be expected to result in the disqualification of the Share Exchange as part of a unified plan for the exchange of stock entitled to non-recognition treatment under
         Section 351 of the Code."

         (b) Section 4.8 of the Exchange Agreement is hereby amended by inserting the phrase "Except as set forth on Schedule 4.8," at the beginning of
Section 4.8. 1

         (c) Section 6.8 of the Exchange Agreement is hereby amended by inserting the word "no" before the word "Actions" in the first line of said
Section 6.8, so that the first portion of the first sentence of Section 6.8 up to the first comma therein reads:

         "There are no Actions to which Kinergy is a party, ...."

         (d) Section 8.8 of the Exchange Agreement is hereby amended by inserting the word "no" before the word "Actions" in the first line of said
Section 8.8, so that the first portion of the first sentence of Section 8.8 up to the first comma therein reads:

         "There are no Actions to which Reenergy is a party, ...."

         (e) Section 11.11 of the Exchange Agreement is hereby amended by deleting the period at the end of Section 11.11 and adding the following additional language at the end of Section 11.11 as so modified:

         "; provided, that, in lieu of preparing (pursuant to Section 11.7 above) and distributing the Owner Disclosure Document, the documents required to be furnished pursuant to Rule 502(b)(ii) of Regulation D promulgated under the rules and regulations of the Securities Act of 1933, as amended, may instead be distributed."

         (f) Subsection (a) of Section 3.2 of the Exchange Agreement is hereby amended by deleting said subsection in its entirety and inserting in its place the following new subsection (a) of Section 3.2, which shall read in its entirety as follows:

                  "(a) to each PEI Warrantholder, an Accessity Replacement Warrant evidencing such PEI Warrantholder's right to acquire the number of shares of Accessity Common Stock set forth opposite his or her name as set forth on Exhibit B and otherwise providing for the same terms and conditions as provided for in the PEI Warrants of such PEI Warrantholder; and, if the transfer agent is able to provide such stock certificates by the Closing Date or, if not, as soon as the transfer agent is able to provide such stock certificates after the Closing Date, to each PEI Shareholder, a stock certificate evidencing his or her ownership of the number of Accessity Exchange Shares set forth opposite his or her name as set forth on Exhibit B; to each Kinergy Member, a stock certificate evidencing his or her ownership of the number of Accessity Exchange Shares set forth opposite his or her name as set forth on Exhibit C; and to each Reenergy Member, a stock certificate evidencing his or her ownership of the number of Accessity Exchange Shares set forth opposite his or her name as set forth on Exhibit D;"

         (g) Subsection (c) of Section 16.1 of the Exchange Agreement is hereby amended by deleting said subsection in its entirety and inserting in its place the following new subsection (c), which shall read in its entirety as follows:

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         "(c) by either Accessity or the Acquired Companies if the Closing has
         not occurred on or before October 29, 2004 (the "Final Date");"

         (h) Section 16.1 of the Exchange Agreement is hereby further amended by deleting the word "or" set forth at the end of subsection (g) of Section 16.1, by deleting the period and inserting the word "; or" at the end of subsection
(h) of Section 16.1, and by adding a new subsection (i) to Section 16.1 which shall read in its entirety as follows:

         "(i) by either Accessity or any of the Acquired Companies, if holders of one percent (1%) or more of the common stock of Accessity exercise their dissenters' rights in connection with the proposed reincorporation of Accessity in the State of Delaware as contemplated by Section 13.6 above."

         (i) Exhibit B to the Exchange Agreement is hereby amended by deleting the information in the last row of the table entitled "PEI Shareholders and Accessity Exchange Shares to be Received" on Exhibit B that reads: "Dan Hollis 250,000 250,000" and inserting in its place the following new information:

         "Barry Uphoff              12,500                12,500
         Andrew Hoffman             25,000                25,000
         Stephen George             12,500                12,500
         Bradley Rotter            150,000               150,000
         Michael Peterson           37,500                37,500
         James George               12,500                12,500"

         (j) Exhibit B to the Exchange Agreement is hereby further amended by deleting the name "Liviakis Group" set forth immediately above the TOTAL line in the table entitled "PEI Warrantholders and Warrants to Acquire Accessity Common Stock" on Exhibit B and inserting in its place the name "Liviakis Financial Communications, Inc."

         (k) Section 4.2 of the Exchange Agreement is hereby amended by deleting the number "20,000,000" and replacing it with "30,000,000".

         3. MISCELLANEOUS. Except as modified and amended pursuant to this Amendment, the Exchange Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Amendment will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all the parties reflected hereon as signatories.


                  [SIGNATURES CONTAINED ON THE FOLLOWING PAGE]

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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

"ACCESSITY":                                ACCESSITY CORP.
---------


                                            By:
                                                --------------------------------
                                                Barry Siegel, Chairman and CEO



"ACQUIRED COMPANIES":                       PACIFIC ETHANOL, INC.
------------------


                                            By:
                                                --------------------------------
                                                Ryan Turner, Director and COO



                                            KINERGY MARKETING, LLC


                                            By:
                                                --------------------------------
                                                Neil M. Koehler, President



                                            REENERGY, LLC


                                            By:
                                                --------------------------------
                                                Frank R. Lindbloom, Member/Owner




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
                      PEI SHAREHOLDER AND PEI WARRANTHOLDER
                                 SIGNATURE PAGE
                                       TO
                               AMENDMENT NO. 1 TO
                            SHARE EXCHANGE AGREEMENT


         Pursuant to the authority granted to the undersigned in Section 17.2 of the Exchange Agreement, by execution of this Amendment below by the undersigned, the PEI Shareholders and PEI Warrantholders have executed this Amendment as of the day and year first above written.



                                            By: _____________________________
                                                Ryan Turner,
                                                Attorney-in-Fact

                                 KINERGY MEMBER
                                 SIGNATURE PAGE
                                       TO
                               AMENDMENT NO. 1 TO
                            SHARE EXCHANGE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.



                                            ____________________________________
                                                     Neil M. Koehler

                                 REENERGY MEMBER
                                 SIGNATURE PAGE
                                       TO
                               AMENDMENT NO. 1 TO
                            SHARE EXCHANGE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.



                                            KINERGY RESOURCES, LLC


                                            By:
                                                -------------------------------
                                                Neil M. Koehler, Member




                                            FLIN-MAC, INC.


                                            By:
                                                -------------------------------
                                                Frank R. Lindbloom, President




                                            -----------------------------------
                                                     Kent Kaulfuss




                                            -----------------------------------
                                                      Tom Koehler







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